Exhibit 10.9

STARWOOD WAYPOINT RESIDENTIAL TRUST

EQUITY PLAN

1.                                      Purpose; Types of Awards.

The purposes of the Starwood Waypoint Residential Trust Equity Plan (the “Plan”) are to afford an incentive to the trustees and officers, advisors and consultants of Starwood Waypoint Residential Trust (the “Company”) who are in any case natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates who are providing services to the Company, to continue as trustees, officers, advisors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The Plan provides for the grant of share options, share appreciation rights, restricted common shares, restricted share units, LTIP units, dividend equivalent rights and other equity-based awards.

2.                                      Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)                                 “Affiliate” means (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (ii) any executive officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b)                                 “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, LTIP unit or Other Share-Based Award granted under the Plan.

(c)                                  “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d)                                 “Board” means the Board of Trustees of the Company.

(e)                                  “Change of Control” means a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in any case, within the meaning of Section 409A of the Code; provided, however, that a transaction or series of transactions effected with the Manager and/or any Affiliate of the Manager, through the acquisition of Shares or other Company securities (regardless of the form of such transaction or series of transactions), changes to the membership of the Board or otherwise, shall not constitute a Change of Control for purposes of the Plan or any Award.

(f)                                   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(g)                                  “Committee” means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of “non-employee trustees” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time.

(h)                                 “Company” means Starwood Waypoint Residential Trust, a Maryland real estate investment trust, or any successor trust.

(i)                                     “Effective Date” means                        , 2013, the date on which the Plan was adopted by the Board, subject to obtaining the approval of the Company’s shareholders.

(j)                                    “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Shares as of a particular date shall mean (i) the closing sales price per share of Shares on the national securities exchange on which the Shares are principally traded, for the last preceding date on which there was a sale of such Shares on such exchange; (ii) if the Shares are then traded in an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

(k)                                 “LTIP Unit” means an OP Unit, granted to a Participant under Section 6(b)(v), subject to the restrictions set forth in such Section.

(l)                                     “Management Agreement” means the Management Agreement, to be dated as of                        , 2013, by and between the Company and the Manager, as such may be amended from time to time.

(m)                             “Manager” means SWAY Management LLC, a Delaware limited liability company.

(n)                                 “Operating Partnership” means Starwood Waypoint Residential Partnership, L.P., a Delaware limited partnership.

(o)                                 “Option” means a right, granted to a Participant under Section 6(b)(i), to purchase Shares.

(p)                                 “OP Unit” means a unit of partnership interest in the Operating Partnership.

(q)                                 “Other Share-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including but not limited to unrestricted Shares or dividend equivalent rights.

(r)                                    “Participant” means an eligible person who has been granted an Award under the Plan.

(s)                                   “Person” means any natural person, corporation, partnership, association, limited liability company, estate, trust, joint venture, any federal, state or municipal government or any bureau, department or agency thereof or any other legal entity and any fiduciary acting in such capacity on behalf of the foregoing.

(t)                                    “Plan” means this Starwood Waypoint Residential Trust Equity Plan, as amended from time to time.

(u)                                 “Restricted Shares” means an Award of Shares to a Participant under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.

(v)                                 “Restricted Share Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iv) to receive Shares, cash or other property at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(w)                               “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(x)                                 “Separation from Service” shall have the meaning attributed to such term under Section 409A of the Code.

(y)                                 “Share” means common share, par value $0.01 per share, of the Company.

(z)                                  “Share Appreciation Right” or “SAR” means the right granted to a Participant under Section 6(b)(ii) to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right.

3.                                      Administration.

The Plan shall be administered by the Board. Except with respect to the amendment, modification, suspension or early termination of the Plan, the Board may appoint a Committee to administer all or a portion of the Plan. To the extent that the Board so delegates its authority, references herein to the Board shall be deemed references to the Committee. The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (v) make adjustments in the terms and conditions of Awards; (vi) construe and interpret the Plan and any Award; (vii) prescribe, amend and rescind rules and regulations relating to the Plan; (viii) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (ix) make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, except as provided in the second paragraph of Section 5, neither the Board nor the Committee shall, without obtaining the approval of the Company’s shareholders, (i) reduce the purchase or base price of any previously granted Option or SAR, (ii) cancel any previously granted Option or SAR in exchange for another Option or SAR with a lower purchase or base price or (iii) cancel any previously granted Option or SAR in exchange for cash or another award if the purchase or base price of such Option or SAR exceeds the Fair Market Value of a Share on the date of such cancellation, in each case other than in connection with a Change of Control.

4.                                      Eligibility.

Awards may be granted, in the discretion of the Board, to individuals who are, as of the date of grant, trustees or officers, advisors or consultants of the Company, who in any case are natural persons and providing services to the Company, including without limitation individuals who are employees of the Manager or one of its Affiliates. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of Shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

5.                                      Shares and OP Units Subject to the Plan.

The maximum number of Shares and/or OP Units reserved for the grant of Awards under the Plan on or after                        , 2013 shall be equal to                       , less any Shares and/or OP Units issued or subject to awards granted under the Company’s Manager Equity Plan on or after                        , 2013, subject to adjustment as provided herein. If any vested Award granted under the Plan is paid or otherwise settled without the issuance of Shares and/or OP Units, or if Shares and/or OP Units are surrendered to or withheld by the Company as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the Shares and/or OP Units that were subject to such Award shall not again be available for Awards under the Plan. If any Shares and/or OP Units subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of Shares and/or OP Units to the Participant (other than as provided in the immediately preceding sentence), the Shares and/or OP Units with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares and/or OP Units as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares and/or OP Units shall no longer be available for Awards under the Plan. Upon the redemption of any OP Units issued pursuant to an Award in exchange for Shares, such Shares shall no longer be available for Awards under the Plan; however, such OP Units shall again be available for issuance pursuant to Awards granted under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares, OP Units or other property), recapitalization, share split,

reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares and/or OP Units such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make equitable changes or adjustments to any or all of: (i) the number and kind of Shares, OP Units or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of Shares, OP Units or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, base price or purchase price relating to any Award and (iv) the performance goals, if any, applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to Shares and/or OP Units).

6.                                      Terms of Awards.

(a)                                 General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, OP Units or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

(b)                                 Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or payment contingent upon attainment of one or more performance goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter.

(i)                                          Options. The Board is authorized to grant Options to Participants on the following terms and conditions:

(A)                               Exercise Price. The exercise price of a Share purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than 100% of the Fair Market Value of a Share on the date of grant of such Option. The exercise price for Shares subject to an Option may be paid in cash or by an exchange of Shares previously owned by the Participant, through a “broker cashless exercise” procedure approved by the Board (to the extent permitted by law) or a combination of the above, in any case in an amount having a combined value equal to such exercise price; provided that the Board may require that any Shares exchanged by the Participant have been owned by the Participant for at least six months as of the date of exercise.

An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having Shares with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(B)                               Term and Exercisability of Options. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full Shares as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(C)                               Termination of Service. Subject to Section 7, an Option may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.

(D)                               Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the Shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)                                       Share Appreciation Rights. The Board is authorized to grant SARs to Participants on the following terms and conditions:

(A)                               In General. Unless the Board determines otherwise, an SAR granted in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Shares, or property as specified in the Award or as determined by the Board.

(B)                               Right Conferred. An SAR shall confer on the Participant a right to receive an amount with respect to each Share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the base price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Board may determine, provided it is no less than 100% of the Fair Market Value of a Share on the date of grant of such SAR).

(C)                               Term and Exercisability of SARs. The date on which the Board adopts a resolution expressly granting an SAR shall be considered the day on which such SAR is granted. SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. An SAR may be exercised to the extent of any or all full Shares as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

(D)                               Termination of Service. Subject to Section 7, an SAR may not be exercised unless (1) the Participant is then providing services to the Company and (2) the Participant has continuously maintained such relationship since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of SARs, in the event of specified terminations of service, to a date not later than the expiration date of such SARs (or, in the case of a tandem SAR, its related Award).

(E)                                Other Provisions. SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the Shares acquired upon exercise of such SARs, as the Board may prescribe in its discretion or as may be required by applicable law.

(iii)                                    Restricted Shares. The Board is authorized to grant Restricted Shares to Participants on the following terms and conditions:

(A)                               Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Shares that shall lapse, in whole or in part, only upon the attainment of one or more performance goals. Unless otherwise determined by the Board, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

(B)                               Forfeiture. Subject to Section 7, upon termination of service to the Company during the applicable restriction period, Restricted Shares that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(C)                               Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

(D)                               Dividends/Distributions. Unless otherwise determined by the Board, dividends or distributions paid on Restricted Shares shall be paid at the dividend or distribution payment date, provided that such payments may be deferred to such date as determined by the Board, and in any event shall be payable in cash or in Shares having a Fair Market Value equal to the amount of such dividends or distributions. Unless otherwise determined by the Board, Shares distributed in connection with a share split or share dividend, and other property distributed as a dividend or distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(iv)                                   Restricted Share Units. The Board is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(A)                               Award and Restrictions. Delivery of Shares, cash or other property, as determined by the Board, will occur upon expiration of the period specified for RSUs by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on RSUs that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)                               Forfeiture. Subject to Section 7, upon termination of service to the Company prior to the vesting of RSUs, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such RSUs relate, all RSUs and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of RSUs.

(C)                               Dividend/Distribution Equivalents. The Board is authorized to grant to Participants the right to receive dividend equivalent payments and/or distribution equivalent payments for the period prior to settlement of the RSU. Dividend equivalents or distribution equivalents may be paid currently or credited to an account for the Participant, and may be settled in cash or Shares, as determined by the Board. Any such settlements, and any such crediting of dividend equivalents or distribution equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Board shall establish, including the reinvestment of such credited amounts in Share equivalents. Unless otherwise determined by the Board, any such dividend equivalents or distribution equivalents shall be paid or credited, as applicable, on the dividend payment date to the Participant as though each RSU held by such Participant were an outstanding Share.

(v)                                      LTIP Units. The Board is authorized to grant LTIP Units to Participants, subject to the following terms and conditions:

(A)                               Award and Restrictions. Delivery of OP Units, Shares, cash or other property, and the right to convert vested units to Shares, as determined by the Board, will occur upon expiration of the period specified for LTIP Units by the Board during which forfeiture conditions apply, or such later date as the Board shall determine. The Board may place restrictions on LTIP Units that shall lapse, in whole or in part, only upon the attainment of one or more performance goals.

(B)                               Forfeiture. Subject to Section 8, upon termination of service to the Company prior to the vesting of an LTIP Unit, or upon failure to satisfy any other conditions precedent to the delivery of OP Units, Shares or cash to which such LTIP Units relate, all LTIP Units and any accrued but unpaid distributions or allocations that are then subject to restriction shall be forfeited; provided that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to LTIP Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of LTIP Units.

(C)                               Certificates for LTIP Units. LTIP Units granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing LTIP Units are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such LTIP Units, and the Company shall retain physical possession of the certificate.

(D)                               Distributions. Unless otherwise determined by the Board, distributions and allocations with respect to LTIP Units shall be paid or made at the distribution or allocation payment date, as applicable, provided that such payments or allocations may be held by the Company until such date as determined by the Board, and in any event shall be payable in cash or reinvested by the Company in Shares purchased from the Company for the Fair Market Value of such Shares on the payment date of such distribution or allocation. Unless otherwise determined by the Board, Shares and/or OP Units distributed in connection with a share split or share distribution, and other property distributed as a distribution, shall be subject to restrictions and a risk of forfeiture to the same extent as the LTIP Units with respect to which such Shares or other property has been distributed.

(vi)                                   Other Share-Based Awards. The Board is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Board to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Board shall determine the terms and conditions of such Awards at the date of grant or thereafter. Without limiting the generality of this paragraph, Other Share-Based Awards may include grants of Shares that are not subject to any restrictions or a substantial risk of forfeiture. Subject to Section 8, upon termination of service to the Company prior to the vesting of an Other Share-Based Award, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Other Share-Based Award relates, all Other Share-Based Awards that are then subject to deferral or restriction shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to such Other Share-Based Award will be waived in whole or in part in the event of termination resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of such Other Share-Based Award.

7.                                      Termination of Service.

Unless otherwise determined by the Board, all unvested Awards then held by a Participant who ceases to provide services to the Company, whether through a Separation from Service or because of reassignment by such Participant’s employer, shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option or Share Appreciation Right may remain exercisable following such a termination of service with the Company.

8.                                      Change of Control.

In the event of a Change of Control, any Award that was not previously vested will become fully vested and/or payable, and any performance conditions imposed with respect to the Award will be deemed to be fully achieved; provided, however, that for any Award subject to Section 409A of the Code, no payment may be made to the holder of such Award unless the transaction constituting a Change of Control also constitutes, within the meaning of Section 409A of the Code, a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company.

9.                                      General Provisions.

(a)                                 Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b)                                 No Right to Continued Service, Etc. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue as a trustee of, or continue to provide services to, the Company or any parent, subsidiary or Affiliate of the Company or the Manager or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant’s service.

(c)                                  Taxes. The Company or any parent or subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of Shares in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the Shares to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

(d)                                 Effective Date; Amendment and Termination.

(i)                                          The Plan shall take effect upon the Effective Date, subject to the approval of the Company’s shareholders.

(ii)                                       The Board may at any time and from time to time terminate, amend, modify or suspend the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires shareholder approval in order for the Plan to comply with any law, regulation or securities exchange requirement shall not be effective unless approved by the requisite vote of shareholders. The Board may at any time and from time to time amend any outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no amendment or modification to or suspension or termination of the Plan or amendment of any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(e)                                  Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

(f)                                   Deferrals. Subject to applicable law, the Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Shares, OP Units or other property payable with respect to Awards granted under the Plan.

(g)                                  No Rights to Awards; No Shareholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any Shares covered by the Award until the date of the issuance of a share certificate to him for such shares.

(h)                                 Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)                                     No Fractional Shares. No fractional shares shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)                                    Regulations and Other Approvals.

(i)                                          The obligation of the Company to sell or deliver Shares and/or OP Units with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(ii)                                       Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Shares and/or OP Units issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares and/or OP Units, no such Award shall be granted or payment made or Share and/or OP Unit issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iii)                                    In the event that the disposition of Shares and/or OP Units acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares and/or OP Units shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Shares and/or OP Units pursuant to the Plan, as a condition precedent to receipt of such Shares and/or OP Units, to represent to the Company in writing that the Shares and/or OP Units acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv)                                   The Board may require a Participant receiving Shares and/or OP Units pursuant to the Plan, as a condition precedent to receipt of such Shares and/or OP Units, to enter into a shareholder agreement or “lock-up” agreement in such form as the Board shall determine is necessary or desirable to further the Company’s interests.

(k)                                 Registration on Form S-8. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 with respect to the securities to be offered to Participants under the Plan and shall during the term of the Plan keep such registration statement effective.

(l)                                     Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Maryland without giving effect to the conflict of laws principles thereof.

(m)                             Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code). To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following Participant’s termination of employment (or upon Participant’s death, if earlier).